-----------------------
                                -----------------
                                DECEMBER 31, 1997
                                -----------------

                                     VAN ECK
                                -----------------
                                      GOLD/
                                -----------------
                                    RESOURCES
                                -----------------
                                      FUND
                                -----------------
                                     ANNUAL
                                -----------------
                                     REPORT
                                -----------------


                             -----------------------

                              Van Eck Global [Logo]

                           VAN ECK GOLD/RESOURCES FUND
                               1997 ANNUAL REPORT

Dear Fellow Shareholder:

The year 1997 was an extraordinary and difficult one for the gold market. Unexpected sales of more than 1,000 metric tons depressed prices. Net central bank sales were more than double the average of the preceding ten years and dominated market psychology. Net mine forward selling and speculative sales increased dramatically. Investment demand fell as investors focused on capital growth and were attracted by a strong U.S. stock market (the Dow Jones Industrial Average up 25.0%) and the strong U.S. dollar. Gold investors in Thailand and Malaysia were rewarded by soaring domestic gold prices as their currencies fell, but many had to sell in the world market in order to pay short-term dollar debts. As a consequence, the price of gold fell to $289.05 an ounce at the end of 1997, down 21% from the previous year. For the year, the Gold/Resources Fund lost 39.3%*, less than the 43.9% average decline posted by its peer group of 40 gold funds as measured by the Lipper Gold Fund Index.

Gold-Mining Shares

Gold's poor performance in 1997 weighed heavily on gold-mining shares around the world. The worst affected region was Australia, as its currency was hard hit by its export exposure to Asia. The Australian Stock Exchange Gold Index declined 44% in local currency terms and 55% in U.S. dollar terms. Virtually no company was left unscathed, although Normandy Mining held up relatively well as its move toward control of Great Central Mines, its extensive hedge position and quality asset base (Super Pit, Vera/Nancy), and its listing in Toronto drew investors' attention to Normandy's position as Australia's premier gold producer. In addition, Homestake Mining of the U.S. offered 34 of its shares for every 100 Plutonic Resources shares just prior to year end, representing an 86% premium to the Plutonic price before the bid was announced. This highlighted the attractive valuations Down Under and drove up the prices of other gold-mining companies considered for possible takeover. During the year, we reduced the Fund's Australian exposure to 16%.

The Johannesburg Gold Index was the second-worst performer in 1997, registering a decline of 49% in U.S. dollar terms (47% in rand terms). As the highest-cost producers, South African gold-mining shares came under selling pressure from foreign investors and from local investors favoring a buoyant South African industrial share market.

The Toronto Gold & Silver Index fell 46% last year in U.S. dollar terms (44% in Canadian dollars), making Canada the second-best performer. Of the seniors, Barrick Gold contained its slide to just 35%, supported by its low-cost profile and strong hedge position, as well as management's decision to close some high-cost operations and endure the pain of write-downs. At the same time, Barrick announced the accelerated development of two large, low-cost projects and production increases in the state of Nevada that should increase cash flow. The Canadian junior sector was especially hard hit after the Bre-X Minerals scandal, with some exploration shares falling up to 90% by year end (we owned no Bre-X shares). Your Fund was never more than 15%-20% invested in the juniors and escaped the worst of the carnage. Additionally, in late spring, when we grew concerned about the psychological impact of central bank gold sales on prices, we sold the shares of high-cost, financially questionable companies in the Fund; for example, we did not own Echo Bay Mines or Pegasus Gold when the shares of those companies declined dramatically. Canadian shares represented 36% of your Fund at year end.

In 1997, the U.S. was clearly the place to be. The Philadelphia Gold & Silver Index (XAU) slid 37%, helped by a relatively mild decline of under 15% for Battle Mountain, a low-cost, financially sound producer. At year end, U.S. companies represented 34% of your Fund. Finally, reflecting our cautious stance on gold and gold shares, the Fund was nearly 10% in cash at year end.

The Outlook

Looking ahead, three key themes may affect gold prices:

1. Possible Reduction in Net Central Bank and Mine Forward Sales

The actions of the central banks and market perceptions about their attitudes are important factors in setting gold prices. Recent reports seem to indicate that European central bankers believe that the bear market sentiment in gold has gone far enough. In December the President of the Bundesbank repeated earlier statements that European central bankers agreed that a future European Central Bank (ECB) should hold some gold and that Germany had no plans to sell gold from its reserves. This supports previous statements by the Governor of the Bank of France that gold will definitely have a place in the reserves of the planned ECB, and by the Vice Chairman of the Swiss National Bank that he is convinced gold will continue to play a role as a currency reserve, especially in times of crisis. He stated, "Those who expect massive gold sales from us will be disappointed."

In November, the Chairman of the European Monetary Institute (EMI) indicated that the debate about the new ECB gold reserves was unimportant and that the question of ownership of the official gold was not of monetary relevance. The big issue is future gold policy for member banks after the ECB is in operation, not the amount of gold the Bank holds. The ECB will then control the gold reserves of its members. The EMI is expected to provide guidelines for the ECB Governing Council between early May and July 1 of this year. Because gold reserves are about 50% of the Bank of France's monetary reserves, 30% of the Bundesbank's, and 35% of the Bank of Italy's, and these banks will control ECB monetary policy, we are optimistic that future European gold policy will be friendly for gold prices. Based on past monetary history, European public opinion is pro-gold. An improved ECB attitude might well cause the mines to take a more positive view on gold. There is an overall short position of more than 4,000 metric tons which could be bought back if confidence were regained that future gold prices could rise at a rate exceeding the current annual forward premium of about 4%. For example, if the price of gold rose to only $400 an ounce in four years time, this would represent an annual growth rate of 8%.

2. New Central Bank Reflation

Asia's current financial crisis may lead to a new global monetary inflationary cycle, as global central bank policy is moving from a focus on price stability to stimulating demand in order to provide enough liquidity to enable the world's economy to continue to expand. This also happened in the 1970s in response to higher oil prices. International Monetary Fund (IMF) resources have been severely depleted in the last six months and need to be replenished. Accordingly, individual central banks and banking systems will need to intercede to save the international banking system. Japan's Prime Minister has said, "We will do everything to prevent a world recession or global crisis." Japan has taken a series of cautious steps to stimulate faster growth, such as tax cuts and new public spending. The Bank of Japan has dramatically expanded its monetary base growth rates, and its assets have increased by more than 40% since October.

In a special report in December, the IMF recommended that monetary authorities in North America and Europe

Exhibit 1
--------------------------------------------------------------------------------
Mean Trends of Stock and Gold Valuations
1970 -1997


Equities (S&P 500 Index)

[Graphic Omitted]

Source: World Gold Council


Gold

[Graphic Omitted]

Source:  World Gold Council
--------------------------------------------------------------------------------

Exhibit 2
--------------------------------------------------------------------------------
Household Mortgage & Consumer Debt as
a Percentage of Disposable Personal Income
1959 - 1997

[Graphic Omitted]

Source: Federal Reserve Bulletin

should delay rises in interest rates and be prepared to relax rates if the situation worsened. It forecast that the politically sensitive U.S. trade deficit will expand by more than $50 billion to $230 billion. The Federal Reserve has been concerned about "very rapid asset price declines," a "cascading sequence of defaults," and a systemic crisis. In early January, Mr. Laurence Meyer, traditionally a hawkish Fed governor, said the turmoil in Asia introduced a downside risk and that it was time for the bias toward tightening monetary policy to change. The Fed--the "engine of inflation" according to a former chairman-- has already increased the annual growth rate of its monetization of debt to approximately 10% from about 5% during the last three months. With global monetary re-expansion, a tight labor market and faster consumer spending, there is always a possibility of a rise in inflationary expectations and demand for gold.

3. Deflationary Scenario

There is a risk that Asia's crisis will spread globally and that financial authorities will be unable to maintain growth, resulting in a period of global credit contraction and crisis. Historically, there have been six great inflationary periods in financial assets since the South Sea Bubble of 1720. In each case, once security speculation was over, investors sought to protect their wealth by increasing their cash and gold holdings, thus propelling the real prices of gold higher for an average of three years. (Gold is an owned monetary asset, not subject to credit risks.)

Conclusion

For many years global profits and stock markets have risen and gold prices have been lackluster (Exhibit 1). However, the stock market's current behavior suggests a pause for the greatest bull market of this century. Asia's competitive devaluations, overcapacity and private sector debt contraction may lead to a global economic slowdown, profit margin pressures and earnings disappointments. American households are struggling under the weight of record debt and debt-service burdens (Exhibit 2). Consumer spending could weaken. Under these conditions the returns on stocks may stagnate for a period. On the other hand, we believe the price of gold is very undervalued. In our opinion, the weight of net central bank sales and mine forward selling will gradually be lifted and investment demand will increase, leading to an attractive return on gold investments. Markets could revert to their means, and gold prices could resume their long-term upward trend.

We appreciate your participation in the Gold/Resources Fund and look forward to helping you meet your investment objectives in the future.


  [Photograph]            [Photograph]


/s/ John C. van Eck     /s/ Lucille Palermo

John C. van Eck         Lucille Palermo
Chairman                Portfolio Manager

January 20, 1998


--------------------------------------------------------------------------------
*PERFORMANCE RECORD AS OF 12/31/97
--------------------------------------------------------------------------------

Average Annual           After Maximum             Before
Total Return             Sales Charge of 5.75%     Sales Charge
--------------------------------------------------------------------------------
Life (since 2/15/86)             0.6%                 1.1%
--------------------------------------------------------------------------------
10 year                         (5.3)%               (4.8)%
5 year                          (1.7)%               (0.5)%
1 year                         (42.8)%              (39.3)%
--------------------------------------------------------------------------------

The performance data reflects past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

Note: Class C shares are no longer publicly offered.

                              GOLD/RESOURCES FUND

              SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1997

No. of Shares           Securities(a)                           Value (Note 1)
------------------------------------------------------------------------------
Australia: 16.0%
       475,000   Acacia Resources Ltd.+                              $ 432,915
     2,300,000   Australian Resources Ltd.+                            344,379
     1,353,497   Consolidated Gold N.L.+                                70,490
       700,000   Croesus Mining N.L.+                                  113,925
       245,422   Delta Gold N.L.                                       258,188
       179,154   Emperor Mines Ltd.+                                    52,483
       808,750   Ghana Gold Mines Ltd.+                                 36,854
       990,000   Goldstream Mining N.L.+                               128,898
     2,250,000   Gullewa Gold N.L.+                                     19,042
       146,530   Herald Resources Ltd.+                                 22,417
       150,000   Lihir Gold Ltd.+                                      156,240
       570,000   Menzies Gold N.L.                                      66,793
       650,000   Mount Burgess Gold Mining Co. N.L.+                    27,505
       500,000   Mount Leyshon Gold Mines Ltd.                         553,350
     1,219,633   Normandy Mining Ltd.                                1,183,032
     1,806,894   Plutonic Resources Ltd.                             5,034,513
       588,272   Resolute Samantha Gold N.L.                           428,920
       737,964   Sons of Gwalia N.L.                                 1,681,451
                                                                   -----------
                                                                    10,611,395
                                                                   -----------
Canada: 36.1%
       225,000   Barrick Gold Corp.                                  4,190,625
        20,000   Black Sea Energy Ltd.+                                 26,442
        43,600   Boliden Limited (Installment Receipt)+                111,322
        50,000   Cambior, Inc.                                         295,548
        13,000   Canadian Natural Resources Ltd.+                      278,269
       686,900   Dayton Mining Corp.+                                1,297,352
       584,800   El Callao Mining Corp.+                               147,269
       100,000   Denison Mines Ltd.+                                    25,882
        70,000   Exall Resources Ltd.+                                  20,566
       106,900   Fletcher Challenge Canada Ltd.                      1,458,186
        35,000   Glimmer Resources Inc.+                                25,707
       100,000   Greenstone Resources Ltd.                             475,674
       135,000   Kinross Gold Corp.+                                   458,011
        40,000   Iamgold International African Mining Gold Corp.+      125,914
       385,000   International Roraima Gold Corp.
                   (Warrants expiring 4/30/98) (b)+                     43,090
        50,000   Macmillan Bloedel Ltd.                                519,394
       219,600   Meridian Gold Inc.+                                   614,459
       299,300   Miramar Mining Corp.+                                 596,695
        40,800   Nevsun Resources Ltd. +                               103,887
        47,800   NQL Drilling Tools Inc.+                              409,604
       107,100   Oliver Gold Corp.+                                     26,222
        38,500   Pacific Rim Mining Corp.
                   (Warrants Expiring 4/04/98)(b)+                      46,052
       244,200   Placer Dome Inc.                                    3,098,288
       285,000   Prime Resources Group Inc.                          1,893,953
       102,000   Prudential Steel Ltd.                                 998,916
       416,200   Richmont Mines Inc.+                                  960,764
       400,000   Rift Resources Ltd.+                                   83,943
         8,600   Rio Narcea Gold Mines Ltd.                             25,567
       195,000   Solitario Resources Corp.+                            426,953
        60,000   St. Andrew Gold Fields Corp.                           90,237
        21,300   Sutton Resources Ltd.+                                143,783
       240,000   Teck Corporation (Class B)                          3,617,922
       153,000   TVX Gold Inc.+                                        516,375
       334,800   Viceroy Resource Corp.+                               620,629
       444,500   Vista Gold Corp.+                                     102,609
                                                                   -----------
                                                                    23,876,109
                                                                   -----------
Ghana: 1.6%
        30,191   Ashanti Goldfields Co. Ltd.+                          226,432
       104,000   Ashanti Goldfields Co. Ltd. (GDR)                     780,000
        30,191   Ashanti Goldfields Co. Ltd. Preference Shares+         60,382
                                                                   -----------
                                                                     1,066,814
                                                                   -----------
Mexico: 0.7%
       150,000   Grupo Mexico S.A. Series                              474,154
                                                                   -----------
Peru: 0.9%
        37,300   Co. de Minas Buenaventura S.A. (ADR)                  596,800
                                                                   -----------
United Kingdom: 1.7%
       455,000   Billiton PLC+                                       1,131,413
                                                                   -----------
United States: 33.7%
       645,872   Battle Mountain Canada Inc. (Exchangable Shares)    3,794,497
       250,000   Battle Mountain Gold Co. (Class A)                  1,468,750
       328,700   Crown Resources Corp.+                              1,376,431
       264,000   Freeport McMoran Copper & Gold (Class A)            4,042,500
       121,600   Getchell Gold Corp.+                                2,918,400
       100,000   Hecla Mining Co.+                                     493,750
       349,658   Homestake Mining Co.                                3,103,217
        50,000   Newmont Gold Co.                                    1,490,625
       102,505   Newmont Mining Corp.                                3,011,084
     1,000,000   Piedmont Mining Co. Inc.(c)+                          125,000
        15,000   Santa Fe Energy Resources, Inc.+                      168,750
        10,000   Triton Energy Ltd.                                    291,875
                                                                   -----------
                                                                    22,284,879
                                                                   -----------
Total Stocks and Other Investments: 90.7%
(Cost: $68,593,616)                                                 60,041,564
                                                                   -----------

Principal
Amount                  Short-Term Obligations--6.5%
-----------------------------------------------------

    $1,780,000   G.E. Capital Commercial Paper 1/02/98
                 Interest Yield of 5.73%                             1,779,721
     2,500,000   U.S. Treasury Bill 1/22/98
                 Interest Yield of 5.15%                             2,492,490
                                                                   -----------

Total Short Term Obligations: 6.5%
(Amortized Cost: $4,272,211)                                         4,272,211
                                                                   -----------

Total Investments: 97.2%
(Cost: $72,865,827)                                                 64,313,775
Other Assets Less Liabilities: 2.8%                                  1,836,940
                                                                   -----------
Net Assets:  100%                                                  $66,150,715
                                                                   ===========

----------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security, see Note 6.
(c) Affiliated company, see Schedule of Affiliated Company Transactions.
*   Fair value as determined by the Board of Trustees.
+   Non-income producing

Glossary:

ADR--American Depositary Receipt

GDR--Global Depositary Receipt

Summary of
Investments                     % of
by Industry               Net Assets
----------                 ---------
Gold Mining                    75.7%
Diversified Mining              7.0%
U.S. Treasury Bill              3.8%
Paper and Forest Products       3.0%
Commercial Paper                2.7%
Oil and Gas Equipment
  & Service                     2.1%
Industrial Metals               1.7%
Oil & Gas Exploration           1.2%
Other Assets Less Liabilities   2.8%
                              ------
                              100.0%
                              ======

                       See Notes To Financial Statements.

                    GOLD/RESOURCES FUND FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1997
Assets:
Investments at value (cost, $72,865,827) (Note 1)                 $  64,313,775
Foreign cash (cost $1,343,766)                                        1,303,551
Receivables:
  Securities sold                                                       866,906
  Capital shares sold                                                   382,392
  Dividends                                                              23,019
  From Advisor                                                           79,483
Unrealized appreciation on open forward foreign currency
    contracts (Note 7)                                                    6,406
  Other assets                                                            4,899
                                                                  -------------
      Total assets                                                   66,980,431
                                                                  -------------
Liabilities:
Payables:
  Due to Custodian                                                      157,134
  Capital shares redeemed                                               465,347
  Accounts payable                                                      141,318
  Dividends payable                                                      65,917
                                                                  -------------
      Total liabilities                                                 829,716
                                                                  -------------
Net Assets                                                        $  66,150,715
                                                                  =============


Shares outstanding                                                   19,065,919
                                                                  =============
Net asset value and redemption price per share
  ($66,150,715/19,065,919)                                        $        3.47
                                                                  =============
Maximum offering price per share
  (NAV/(1-maximum sales commission))                              $        3.68
                                                                  =============
Net assets consist of:
  Aggregate paid in capital                                       $ 119,621,208
  Unrealized depreciation of investments,
    foreign currency and foreign denominated
    receivables and payables                                         (8,588,784)
  Accumulated net investment loss                                      (703,399)
  Accumulated realized loss                                         (44,178,310)
                                                                  -------------
                                                                  $  66,150,715
                                                                  =============

--------------------------------------------------------------------------------
Statement of Operations
Year Ended December 31, 1997
Income:
Dividends (less foreign taxes withheld of $95,927)                $  1,085,662
Interest                                                               219,183
                                                                  ------------
      Total income                                                   1,304,845
Expenses:
Management (Note 2)                               $752,214
Administration (Note 2)                            322,926
Distribution (Note 4)                              250,723
Transfer agent                                     368,830
Reports to shareholders                             52,052
Professional                                        51,409
Custodian                                           34,675
Trustees fees                                       15,440
Registration                                        14,487
Other                                               13,590
                                                  --------
      Total expenses                                                 1,876,346
                                                                  ------------
      Net investment loss                                             (571,501)
Realized and Unrealized Loss
  on Investments (Note 3)
Realized loss from security transactions                            (4,658,071)
Realized loss from foreign currency transactions                       (80,566)
Change in unrealized depreciation of foreign
  denominated receivables and payables                                 (35,415)
Change in unrealized depreciation of investments                   (44,299,940)
                                                                  ------------
Net Decrease in Net Assets Resulting from Operations              $(49,645,493)
                                                                  ============

--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                 Year Ended        Year Ended
                                                December 31,      December 31,
                                                    1997              1996
                                                ------------      ------------

Decrease in Net Assets:
  Operations:
    Net investment loss                         $    (571,501)    $  (1,197,834)
    Realized gain (loss) from
      security transactions                        (4,658,071)       11,608,917
    Realized loss from foreign
      currency transactions                           (80,566)           (1,760)
    Change in unrealized
      depreciation of foreign
      denominated receivables
      and payables                                    (35,415)           (1,558)
    Change in unrealized depreciation
      of investments                              (44,299,940)       (3,340,865)
                                                -------------     -------------
      Increase (decrease) in net assets
        resulting from operations                 (49,645,493)        7,066,900
                                                -------------     -------------
Capital share transactions:*
    Net proceeds from sales of shares              33,264,688        98,482,977
    Capital shares issued
      in connection with acquisition--
      (Note 9)                                      3,020,329                --
                                                -------------     -------------
                                                   36,285,017        98,482,977
    Cost of shares reacquired                     (52,787,184)     (129,225,878)
                                                -------------     -------------
    Decrease in net assets
      resulting from capital share
      transactions                                (16,502,167)      (30,742,901)
                                                -------------     -------------
Total decrease in net assets                      (66,147,660)      (23,676,001)
Net Assets:
  Beginning of year                               132,298,375       155,974,376
                                                -------------     -------------
  End of year (including accumulated
    net investment loss of
    ($703,399) and ($656,109),
    respectively)                               $  66,150,715     $ 132,298,375
                                                =============     =============

*Shares of Beneficial Interest
  Issued and Redeemed
  (unlimited number of $.001
  par value shares authorized)
    Shares sold                                     6,851,960        15,679,748
    Shares issued in connection with an
      acquisition (Note 9)                            747,606                --
    Shares reacquired                             (11,649,413)      (20,524,479)
                                                -------------     -------------
    Net decrease                                   (4,049,847)       (4,844,731)
                                                =============     =============

                       See Notes To Financial Statements.

                              GOLD/RESOURCES FUND

--------------------------------------------------------------------------------
Schedule of Affiliated Company Transactions

--Transactions with affiliates (as defined in the Investment Company Act of 1940) for the year ended December 31, 1997 of the Fund are listed below:

                              12/31/96       Purchases             Sales                                 12/31/97
                                Share    -----------------    ----------------       Realized        Share       Market    Dividend
Issuer                         Balance   Shares       Cost    Shares       Cost     Gain (Loss)     Balance       Value     Income
                              --------   ------       ----    ------       ----     -----------    --------       -----    --------
Piedmont Mining Co., Inc.    1,000,000       --         --        --         --            --      1,000,000    $125,000        --

--------------------------------------------------------------------------------
Financial Highlights
For a share outstanding throughout each year

                                                                 Year Ended December 31,
                                          ----------------------------------------------------------------------
                                             1997           1996           1995           1994           1993
                                          ----------     ----------     ----------     ----------     ----------
Net Asset Value,
  Beginning of Year                       $     5.72     $     5.58     $     5.35     $     6.34     $     3.56
                                          ----------     ----------     ----------     ----------     ----------
Income from Investment Operations:
  Net Investment Loss                          (0.04)         (0.06)         (0.03)         (0.02)        (0.014)
  Net Gains (Losses) on Securities
    (both realized and unrealized)             (2.21)          0.20           0.26          (0.97)         2.794
                                          ----------     ----------     ----------     ----------     ----------
Total from Investment Operations               (2.25)          0.14           0.23          (0.99)         2.780
                                          ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Year              $     3.47     $     5.72     $     5.58     $     5.35     $     6.34
                                          ==========     ==========     ==========     ==========     ==========

Total Return (a)                              (39.34%)         2.51%           4.3%         (15.6%)        78.09%

----------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Year (000)             $   66,151     $  132,298     $  155,974     $  186,091     $  211,450
Ratio of Expenses to Average Net Assets         1.87%          1.71%          1.81%          1.52%          1.39%
Ratio of Net Loss to Average Net Assets        (0.57%)        (0.75%)        (0.44%)        (0.30%)        (0.29%)
Portfolio Turnover Rate                        32.46%         12.95%          6.16%         13.75%          7.79%
Average Commission Rate Paid (b)          $   0.0185     $   0.0186

-------------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of dividends at net asset value during the year and a redemption on the last day of the year. A sales charge is not reflected in the calculation of total return.
(b) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which a commission is charged.


                       See Notes To Financial Statements.

                              GOLD/RESOURCES FUND

--------------------------------------------------------------------------------
Notes to Financial Statements

Note 1 -- Significant Accounting Policies:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Gold/Resources Fund series, a diversified fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual results could differ.

A. Security Valuation -- Securities traded on national exchanges and traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included on the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Direct investments in gold bullion if any are valued at the mean of the bid and asked price quoted by a major commodity dealer. Short-term obligations are valued at amortized cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation -- Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Distribution to Shareholders -- Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of foreign currency transactions and expiration of capital loss carryforwards. The effect of these differences for the year ended December 31, 1997 decreased accumulated net investment loss by $524,211, decreased accumulated realized loss by $30,835,041 and decreased aggregate paid in capital by $31,359,252.

E. Other -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date net of withholding taxes. Interest income is accrued as earned.

F. Option Contracts -- The Fund may invest, for hedging purposes only, in call and put options on securities, foreign currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the anticipated movements of the option values.

Note 2 -- Van Eck Associates Corporation earned fees of $752,214 for the year ended December 31, 1997 for investment management and advisory services. The fee is based on an annual rate of .75 of 1% of the first $500 million of average daily net assets, .65 of 1% on the next $250 million and .50 of 1% of the excess over $750 million. Van Eck Securities Corporation received $38,280 for the year ended December 31, 1997 from commissions earned on sales of Class A shares of beneficial interest of the Fund after deducting $156,899 allowed to other dealers. Van Eck Associates Corporation earned a fee of $250,738 for costs incurred in connection with certain administrative and operational functions. The fee is based on an annual rate of .25 of 1% on the first $750 million of average net assets and .20 of 1% of the excess over $750 million. In accordance with the advisory agreement, the Fund reimbursed Van Eck Associates Corporation $72,188 for costs incurred in connection with certain administrative and operating functions. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

Note 3 -- Purchases and proceeds from sales of investments other than short-term obligations aggregated $31,285,235 and $51,990,623, respectively, for the year ended December 31, 1997. For federal income tax purposes the cost of investments owned at December 31, 1997 was $73,492,811. As of December 31, 1997 net unrealized depreciation for federal income tax purposes aggregated $9,179,036 of which $13,221,847 related to appreciated investments and $22,400,883 related to depreciated investments. At December 31, 1997 the Fund had capital loss carryforwards of $43,586,369 available to offset future capital gains expiring December 31, 1999, 2000, 2005 of $31,737,707, $7,559,429 and $4,289,233,
respectively.

Note 4 -- Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan"), the Fund accrues fees of .25 of 1% of average daily net assets of the Fund. The fees are intended to be used principally for payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund.

                              GOLD/RESOURCES FUND

--------------------------------------------------------------------------------
Note 5 -- The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies, and there may be less government supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production or distribution of gold and other metals, minerals, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources securities may be cyclical in nature.

Note 6 -- Restricted Securities
The following securities are restricted as to sale:

                                                                  Percent of
                              Date                                Net Assets
                            Acquired       Cost        Value      at 12/31/97
                            --------       ----        -----      -----------
Dayton Mining
  Warrant.............        1/31/96          --          --           --
International
  Roraima Gold
  Special Warrant.....       10/22/96     $207,131     $43,090        0.07%
Pacific Rim Mining
  Corp. Special
  Warrant.............       4/02//97      160,637      46,052        0.07%
Rift Resources Ltd.
  Warrants............       11/13/96          --          --           --
Tombstone
  Exploration Co. Wt         10/03/96          --          --           --
Vista Gold Corp.
  Warrants............        4/25/96          --          --           --

Note 7 -- Forward Foreign Currency Contracts -- The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized loss from foreign currency transactions. At December 31, 1997, the Fund had the following outstanding forward foreign currency contracts:

Forward Foreign Currency Sale Contracts:

                         Value at                                Unrealized
Contracts             Settlement Date        Current Value      Appreciation
---------             ---------------        -------------      ------------
AUD 935,940
  expires
  through
  1/08/98                 615,247               608,841            $6,406

The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

Note 8 -- Trustee Deferred Compensation Plan. The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. If a Trustee has directed all or a portion of his fee to be invested in the Fund, the unfunded liability remains outstanding in the Fund's records since the Fund can not invest in itself. The Fund has elected to show this liability net of the corresponding asset for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1997, the total value of the liability of the Fund's portion of the Plan is $20,587.

Note 9 -- As of the close of business on October 28, 1997, the Fund acquired all the net assets of Gold Opportunity Fund pursuant to a plan of reorganization approved by Gold Opportunity Fund shareholders on October 1, 1997. The acquisition was accomplished by a tax-free exchange of 747,606 shares of Gold/Resources Fund (valued at $3,020,329) for the 479,753 shares of Gold Opportunity Fund outstanding on October 28, 1997. Gold Opportunity Fund's net assets at that date, $3,020,329, including $2,555,763 of unrealized depreciation, were combined with those of the Gold/Resources Fund. The aggregate net assets of Gold/Resources Fund and Gold Opportunity Fund before the acquisition were $77,923,306 and $3,020,329, respectively.

--------------------------------------------------------------------------------
Report of Independent Accountants

To the Shareholders and Board of
Trustees of the Van Eck Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments of the Gold/ Resources Fund (the "Fund") (one of the series constituting the Van Eck Funds) as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gold/Resources Fund of the Van Eck Funds as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                         COOPERS & LYBRAND L.L.P

New York, New York
February 26, 1998

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

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

VAN ECK FAMILY OF FUNDS
--------------------------------------------------------------------------------

Global Hard Assets Fund

Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

International Investors Gold Fund

Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.

Gold/Resources Fund

Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.

Global Real Estate Fund

This Fund seeks long-term capital appreciation by investing in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.

Emerging Markets Growth Fund

This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Asia Dynasty Fund

This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.

Global Balanced Fund

This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.

Global Income Fund

This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

U.S. Government Money Fund

This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

VAN ECK/CHUBB FUNDS
--------------------------------------------------------------------------------
Capital Appreciation Fund
Global Income Fund
Government Securities Fund
Growth and Income Fund
Tax-Exempt Fund
Total Return Fund

--------------------------------------------------------------------------------
This report must be accompanied or preceded by a Van Eck Gold and Money Funds prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Global or Van Eck/Chubb Funds prospectus, please call the number listed below. Please read the prospectus before investing.

Van Eck Global[Logo]
  Van Eck Securities Corporation
  99 Park Avenue, New York, NY 10016
  www.vaneck.com
  For account assistance please call (800) 544-4653

                                                                FR1998-0127-0086